UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                Form 8-K/A-1


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) July 12, 2002


                    Commission File Number  000-13822
                                           -----------



                       RESCON TECHNOLOGY CORPORATION
               ----------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


          Nevada                                       83-0210455
(State or other jurisdiction of     (I.R.S. Employer Identification Number)
 incorporation or organization)



                 1500 Market Street, 12th Floor, East Tower
                --------------------------------------------
                      Philadelphia, Pennsylvania 19120
                    -----------------------------------
                  (Address of principal executive offices)


                               (215) 246-3456
                             -----------------
              (Registrant's Executive Office Telephone Number)



ITEM 1.  CHANGES IN CONTROL

     Reference is made to the Current Report on Form 8-K filed by ResCon Technology Corporation on March 3, 2003 (the "Form 8-K"). Item 7 of the the Form 8-K is hereby amended to and restated in its entirety as follows:

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements
     ------------------------

     Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A, which is incorporated into this document by reference, are audited balance sheet of Campuslive Incorporated as of December 31, 2002, and the statement of operations, statement of stockholders' equity and statement of cash flows, with the accompanying notes to the financial statements.

     (b) Pro Forma Financial Information
     -----------------------------------

     The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

     Unaudited Pro Forma Balance Sheet as of May 31, 2003;

     Unaudited Pro Forma Statement of Operations for the nine months ended May 31, 2003;

     Unaudited Pro Forma Statement of Operations for the year ended August 31, 2002;

     Notes to the Unaudited Pro Forma Financial Statements.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A-1 to be signed on its behalf by the undersigned hereunto duly authorized.

                              RESCON TECHNOLOGY CORPORATION



Date: October 15, 2003        By: /s/ Christian Nigohossian
                                  -----------------------------------
                                   Christian Nigohossian, President